SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACI WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACI
UNIVERSAL PAYMENTS SM
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 14, 2016, for ACI Worldwide, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/aciw. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2016 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 3, 2016.
View Proxy Materials and Annual Report Online at www.proxydocs.com/aciw A convenient way to view proxy materials and VOTE!
Have the 12 digit control number available when you access the website and follow the instructions.
Material may be requested by one of the following methods:
INTERNET
www.investorelections.com/aciw
TELEPHONE
(866) 648-8133
*E-MAIL
paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
ACCOUNT NO.
# SHARES
ACI Worldwide, Inc. Notice of Annual Meeting of Stockholders
ACI
UNIVERSAL PAYMENTS SM
Date: Tuesday, June 14, 2016
Time: 8:30 a.m. EDT
Place: ACI Worldwide, Inc., 880 Winter Street, Suite 110, Waltham, Massachusetts 02451
We are holding the meeting to:
1. Elect ten directors to our Board of Directors to hold office until the 2017 Annual Meeting of Stockholders;
Nominees 01 Janet O. Estep 03 Philip G. Heasley 05 Charles E. Peters, Jr. 07 Adalio T. Sanchez 09 Jan H. Suwinski
02 James C. Hale 04 James C. McGroddy 06 David A. Poe 08 John M. Shay, Jr. 10 Thomas W. Warsop III
2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
3. Approve the company’s executive compensation;
4. Approve the 2016 Equity and Performance Incentive Plan; and
5. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote FOR all nominees for director and FOR proposals 2, 3 and 4.
Our Board of Directors has fixed the close of business on April 18, 2016 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment. Each share of our common stock is entitled to one vote on all matters presented at the Annual Meeting.
Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the Annual Meeting.